UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): December 23, 2021

BITNILE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1141 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

 (Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NILE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 1”) amends the Current Report on Form 8-K (the “Original Form 8-K”) filed by BitNile Holdings, Inc. (the “Company”) dated December 23, 2021 and filed with the Securities and Exchange Commission on December 23, 2021.

This Amendment No. 1 is solely for the purpose of providing the financial statements and information required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K in connection with the Company’s previously reported acquisition of four hotel properties (the “Madison Hotel Group”), as follows:

Acquiring Entity	Property

1801 Deming, LLC	133-room Hilton Garden Inn 1801 Deming Street, Middleton, WI 53562
2226 Deming, LLC	136-room Courtyard by Marriott 2266 Deming Street, Middleton, WI 53562
8400 Market, LLC	122-room Residence Inn by Marriott 8400 Market Street, Middleton, WI 53562
7605 Walton, LLC	135-room Hilton Garden Inn 7605 Walton Street, Rockford, IL 61108

Items included in the Original Form 8-K, including exhibits, that are not included herein are not amended and remain in effect as of the date of filing of the Original Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets

This Amendment No. 1 on Form 8-K/A amends and supplements the Original Form 8-K to include the historical audited and unaudited financial statements of the Madison Hotel Group and the pro forma combined financial information required by Item 9.01 of Form 8-K that were not included in the Original Form 8-K in reliance on the instructions to such item. All disclosure under Item 2.01 in the Original Form 8-K is hereby incorporated by reference into this Item 2.01. Except as set forth herein, no modifications have been made to information contained in the Original Form 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original Form 8-K.

Item 9.01 Exhibits and Financial Statements.

(a)	Financial statements of business acquired

The audited combined financial statements of the Madison Hotel Group for the years ended December 31, 2020 and 2019, with the accompanying notes, are attached hereto as Exhibit 99.1.

The unaudited combined financial statements of the Madison Hotel Group for the nine months ended September 30, 2021 and 2020, with the accompanying notes, are attached hereto as Exhibit 99.2.

(b)	Pro forma financial information

The unaudited pro forma condensed combined financial information of the Company and the Madison Hotel Group as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020, with the accompanying notes, are attached hereto as Exhibit 99.3.

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(d)	Exhibits:

Exhibit No.	Description

99.1	Audited combined financial statements of the Madison Hotel Group for the years ended December 31, 2020 and 2019.
99.2	Unaudited combined financial statements of the Madison Hotel Group for the nine months ended September 30, 2021 and 2020.
99.3	Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2020 and the nine months ended September 30, 2021.
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2022	BITNILE HOLDINGS, INC.

/s/ Kenneth S. Cragun
Kenneth S. Cragun
Chief Financial Officer

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